UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2026

HELIX ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43069	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Cormorant Asset Management, LP

200 Clarendon Street, 52nd Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

(857) 702-0370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	HLXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into Material Definitive Agreement.

On January 26, 2026, Helix Acquisition Corp. III (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), including the issuance of 2,250,000 Class A Ordinary Shares as a result of the underwriter’s exercise in full of its over-allotment option. The Class A Ordinary Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-291993) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 8, 2025 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 22, 2026, by and among the Company, Leerink Partners LLC and Oppenheimer & Co. Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 22, 2026 (“Letter Agreement”), among the Company, the Company’s sponsor, Helix Holdings III LLC (the “Sponsor”) and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 22, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 22, 2026, among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Shares Purchase Agreement, dated January 22, 2026 (the “Private Placement Shares Purchase Agreement”), between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services and Indemnification Agreement, dated January 22, 2026, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, each dated January 22, 2026 (each, an “Indemnity Agreement”), between the Company and each of its officers and directors, substantially in the form attached hereto as Exhibit 10.6.

The material terms of such agreements are fully described in the Company’s final prospectus, dated January 22, 2026, as filed with the Commission on January 23, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Shares Purchase Agreement, the Company completed the private sale of 497,500 Class A Ordinary Shares (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share, to the Sponsor, generating gross proceeds to the Company of $4,975,000. The Private Placement Shares are identical to the Class A Ordinary Shares sold in the IPO, except that, so long as they are held by the Sponsor and its permitted transferees: (i) they may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of a business combination and (ii) they are entitled to registration rights.

In addition, the Sponsor has agreed to waive its redemption rights with respect to the Private Placement Shares in connection with (i) the consummation of the Company’s initial business combination, or (ii) a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the Class A Ordinary Shares sold in the IPO if the Company has not consummated a business combination within 24 months of the closing of the IPO (or such other time period pursuant to an amendment to the Amended Charter (as defined below)) or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2026, in connection with the IPO, Messrs. Mark C. McKenna and John Schmid (the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Effective January 22, 2026, Messrs. McKenna and Schmid were also appointed to the Board’s (i) Audit Committee, with Mr. Schmid serving as chair of the Audit Committee, (ii) Compensation Committee, with Mr. McKenna serving as chair of the Compensation Committee and (iii) Nominating and Corporate Governance Committee, with Mr. Schmid serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consisting of Mr. McKenna, will expire at the Company’s first annual general meeting of shareholders; the term of office of the second class of directors, Class II, consisting of Mr. Schmid and will expire at the Company’s second annual general meeting of shareholders; and the term of office of the third class of directors, Class III, consisting of Ms. Chen, the Company’s Chief Executive Officer and Chairperson of the Board, will expire at the Company’s third annual general meeting of shareholders.

In connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an Indemnity Agreement with the Company. In addition, in December 2025, the Sponsor transferred 30,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), of the Company to each of Messrs. McKenna and Schmid for the same per-share price initially paid by the Sponsor.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibits 10.1 and 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 22, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended Charter”) with the Cayman Islands General Registry, effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $172,500,000 comprised of the net proceeds from the IPO and the sale of the Private Placement Shares were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Class A Ordinary Shares sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law or (iii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Amended Charter (A) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity.

On January 22, 2026, the Company effected a share capitalization with respect to the Company’s Class B Ordinary Shares of 718,750 shares thereof, resulting in the Company’s initial stockholders holding an aggregate of 4,312,500 Class B Ordinary Shares.

On January 23, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 27, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1†	Underwriting Agreement, dated January 22, 2026, between the Company, Leerink Partners LLC and Oppenheimer & Co. Inc.
3.1	Amended and Restated Memorandum and Articles of Association.
10.1	Letter Agreement, dated January 22, 2026, among the Company, Helix Holdings III LLC and each of the officers and directors of the Company.
10.2†	Investment Management Trust Agreement, dated January 22, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated January 22, 2026, among the Company, Helix Holdings III LLC and the Holders signatory thereto.
10.4	Private Placement Shares Purchase Agreement, dated January 22, 2026, between the Company and Helix Holdings III LLC.
10.5	Administrative Services and Indemnification Agreement, dated January 22, 2026, between the Company and Helix Holdings III LLC.
10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-291993), filed with the Securities and Exchange Commission on December 8, 2025).
99.1	Press Release, dated January 23, 2026.
99.2	Press Release, dated January 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX ACQUISITION CORP. III

Date: January 27, 2026	By:	/s/ Bihua Chen
	Name:	Bihua Chen
	Title:	Chairperson and Chief Executive Officer

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